SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - January 21, 2000
                                                          ----------------


                         U.S. INDUSTRIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                       0-22388                   99-0273889
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

     11011 Jones Road, Houston, Texas                         77070
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  (Address of principal executive offices)                  (zip code)


       Registrant's telephone number, including area code - (281) 774-7000
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                                 Not Applicable
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         (Former Name or Former Address, if changed since last report)


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Item 5.   Other Events.
-----------------------

          On January 21, 2000, American Eco Corporation ("American Eco") the owner of 7,175,858 shares (the "USIS shares") of the Common Stock of U. S. Industrial Services, Inc. ("USIS"), or approximately 81.9% of the outstanding shares, as part of a Settlement Agreement with Deere Park Capital, L.L.C. ("Deere Park"), pledged the USIS Shares to secure its obligations to Deere Park Capital, L.L.C. under the Settlement Agreement.


Item 7.   Financial Statements and Exhibits.
--------------------------------------------

(C)  Exhibits

     10.1 Settlement Agreement, dated January 21, 2000, by and among Deere Park Capital, L.L.C., American Eco Corporation and U.S. Industrial Services, Inc.

     10.2 Escrow Agreement, dated as of January 21, 2000, by and among Deere Park Capital, L.L.C., American Eco Corporation and LaSalle Bank National Association.


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


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. INDUSTRIAL SERVICES, INC.
                                        ------------------------
                                             (Registrant)




Dated:  April 26, 2000                  By:  /s/ Michael E. McGinnis
                                           ------------------------------------
                                             Michael E. McGinnis,
                                             President


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